UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2016

NICOLET BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street

Green Bay, Wisconsin 54301

(Address of principal executive offices)

 (920) 430-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On September 14, 2016, Nicolet National Bank (“Nicolet”), the wholly-owned banking subsidiary of Nicolet Bankshares, Inc. (NASDAQ: NCBS), announced that it will close six branches; one branch will close on October 28, 2016, with the remaining five to close on December 16, 2016. Following the closings, Nicolet will operate 36 branch locations in Northeast and Central Wisconsin and in the upper peninsula of Michigan. A copy of that press release is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities under that Section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01   Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 14, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016	NICOLET BANKSHARES, INC.

	By:	/s/ Ann K. Lawson
Ann K. Lawson
Chief Financial Officer